UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2013

Trovagene, Inc.

(Exact name of registrant as specified in its charter)

Delaware	27-2004382
(State or other jurisdiction	IRS Employer
of incorporation or organization)	Identification No.)

11055 Flintkote Avenue, Suite B

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 26, 2013, Trovagene, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”) for the purpose of filing its corporate slide presentation as an exhibit.  The purpose of this Amendment No. 1 to the Initial Report (“Amendment No. 1”) is to file revised Exhibit 99.1 that includes certain information excluded from Exhibit 99.1 that were filed with the Initial Report.  The only items of the Initial Report that are modified by this Amendment No. 1 are Exhibit 99.1.  In order to preserve the nature and character of the disclosures set forth in the Initial Report, except as expressly noted herein, this Amendment No. 1 continues to speak as of the date of the Initial Report and the Company has not updated the disclosures in this Amendment No. 1 to speak as of a later date..

Item 9.01                                           Financial Statements and Exhibits

(d)                 Exhibits.

99.1                                        Trovagene, Inc. Company Slide Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         June 27, 2013

TROVAGENE, INC.

By:	/s/ Antonius Schuh
Antonius Schuh
Chief Executive Officer